EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Generations Bancshares, Inc. (the "Company"), on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John D. Carini, Chief Executive Officer of the Company, and David
K. George, President of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 12th day of November, 2002.


                                      /s/  John  D.  Carini
                                      ---------------------------------
                                      John  D.  Carini
                                      Chief  Executive  Officer



                                      /s/  David  K.  George
                                      ---------------------------------
                                      David  K.  George
                                      President and Principal Accounting Officer


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